UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016
__________________________________

Commission File Number 001-7436

HSBC USA Inc.
(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(I.R.S. Employer Identification No.)
452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 525-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.
On May 31, 2016, HSBC USA Inc. (the “Corporation”) issued and sold 1,265 shares of its newly-designated 6.0% Non-Cumulative Preferred Stock, Series I (the “Series I Preferred Stock”) to HSBC North America Holdings Inc., for a cash purchase price of $1,265,000,000, which is equal to the liquidation preference of $1,000,000 per share. The Corporation is an indirect wholly-owned subsidiary of HSBC North America Holdings Inc. No underwriting discounts or commissions were given or paid in connection with the sale.

The Corporation sold the Series I Preferred Stock directly to HSBC North America Holdings Inc., pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2016, HSBC USA Inc. amended its Amended and Restated Certificate of Incorporation by filing Articles Supplementary with respect to the Series I Preferred Stock with the Secretary of State of the State of Maryland. The Articles Supplementary, as filed with the Secretary of State of the State of Maryland, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The form of certificate representing the Series I Preferred Stock is filed as Exhibit 3.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1
Articles of Incorporation and amendments and supplements thereto (incorporated by reference to Exhibit 3(a) to HSBC USA Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999, Exhibit 3 to HSBC USA Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, Exhibits 3.2 and 3.3 to HSBC USA Inc.’s Current Report on Form 8-K filed April 4, 2005; Exhibit 3.2 to HSBC USA Inc.’s Current Report on Form 8-K filed October 14, 2005 and Exhibit 3.2 to HSBC USA Inc.’s Current Report on Form 8-K filed May 22, 2006).

3.2	Articles Supplementary with respect to the Series I Preferred Stock.
3.3	Form of certificate representing the Series I Preferred Stock.

HSBC USA INC.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    May 31, 2016

HSBC USA INC.

By:	/s/ MARK A. ZAESKE
Mark A. Zaeske
Senior Executive Vice President and
Chief Financial Officer

HSBC USA INC.

Exhibit Index

Exhibit No.	Description
3.1
Articles of Incorporation and amendments and supplements thereto (incorporated by reference to Exhibit 3(a) to HSBC USA Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999, Exhibit 3 to HSBC USA Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, Exhibits 3.2 and 3.3 to HSBC USA Inc.’s Current Report on Form 8-K filed April 4, 2005; Exhibit 3.2 to HSBC USA Inc.’s Current Report on Form 8-K filed October 14, 2005 and Exhibit 3.2 to HSBC USA Inc.’s Current Report on Form 8-K filed May 22, 2006).

3.2	Articles Supplementary with respect to the Series I Preferred Stock.
3.3	Form of certificate representing the Series I Preferred Stock.

4